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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AmeriCredit Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 AMERICREDIT CORP.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

801 CHERRY STREET
SUITE 3900
FORT WORTH, TX 76102

Shareholder Meeting to be held on 10/28/08

Proxy Materials Available

•
Notice and Proxy Statement Annual Report

PROXY MATERIALS—VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 10/14/08.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE—1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting information

Meeting Type:	Annual
Meeting Date:	10/28/08
Meeting Time:	10:00 A.M. Central Time
For holders as of:	08/29/08

Meeting Location

The Fort Worth Club
306 West Seventh Street
Fort Worth, Texas 76102

Questions Regarding the Meeting

Please Call:
817-302-7394

How To Vote

  Vote In Person

At the Meeting you may request a ballot to vote these shares. Please have available the number of shares held as of 08/29/08.

Vote By Internet

To vote now by Internet, go to
 WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

 Voting items

The Board of Directors recommends a vote "FOR" the election of the nominees under Proposal 1, "FOR" Proposals 2-5, and the proxies will use their discretion with respect to any matters referred to in Proposal 6.

1.	Proposal to elect as Directors of the Company the following persons to: hold office until the Annual Meeting of Shareholders in 2011 or until their successors have been duly elected and have qualified
	Nominees:	01) Clifton H. Morris, Jr. 02) John R. Clay 03) Justin R. Wheeler
hold office until the Annual Meeting of Shareholders in 2009 or until his successor has been duly elected and has qualified
	Nominee:	04) Ian M. Cumming
2.	Proposal to amend the Articles of Incorporation to increase the authorized number of shares of Common Stock;
3.	Proposal to approve the 2008 Omnibus Incentive Plan for AmeriCredit Corp.;
4.	Proposal to amend the AmeriCredit Corp. Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved;
5.	Proposal to ratify the appointment of Deloitte & Touche LLP as accountants for the fiscal year ending June 30, 2009; and
6.	Attend to other business properly presented at the meeting.

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AMERICREDIT CORP. ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials
Proxy Materials Available
Voting items